

Mueller Water Products

Gabelli & Co.
22nd Annual Pump, Valve & Motor Symposium

February 9, 2012

Mueller Water Products

Non-GAAP Financial Measures

The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures. Adjusted income (loss) from operations represents income (loss) from operations excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts, the income tax effects of these excluded items and a tax adjustment for the repatriation of earnings. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flow from operating activities less capital expenditures. It is presented as a measurement of cash flow because it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt is commonly used by the investment community as a measure of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP").

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Mueller Water Products

Safe Harbor Statement

This presentation contains certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe, or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding trends in the water infrastructure market and residential housing market, spending trends by municipalities on water infrastructure, the potential for Mueller Systems and Echologics and the outcome of our evaluation of strategic alternatives for US Pipe and the impact of these factors on our businesses. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- the spending level for water and wastewater infrastructure;
- the level of manufacturing and construction activity;
- our ability to service our debt obligations; and
- the other factors that are described under the section entitled "RISK FACTORS" in Item 1A of our most recently filed Form 10-K.

Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements except as required by law.

Investment Highlights

- Leading North American provider of water infrastructure and flow control products and services
- Increasing investment needed in water infrastructure industry
- Leading brands in water infrastructure and one of the largest installed bases in the U.S.
- Leveraging brands to expand intelligent water technology offering for diagnostic and data management
- Low-cost manufacturing processes

Mueller Water Products

Our Business

- $1.4B LTM net sales (as of December 31, 2011)
- Portfolio includes:
  - Fire hydrants
  - Valves
  - Pipe fittings
  - Ductile iron pipe
  - Metering systems
  - Leak detection
- Specified in 100 largest U.S. metropolitan markets[1]
- More than 75% of FY2011 net sales from products with #1 or #2 position

Mueller Co. US PIPE ANVIL INTERNATIONAL Building Connections That Last

FY2011 Primary End Markets [2]
Net Sales $1.3B


Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential construction* 5%

The largest publicly traded water infrastructure company in the United States

(1) Valves or hydrants
(2) Based on management estimates
* Residential construction systems driven primarily by new community development

Broad Product Portfolio

($ in millions)

	Mueller Co.	US PIPE	ANVIL INTERNATIONAL
HISTORICAL ROOTS	Est. 1857	Est. 1899	Est. 1999 (1850)
SEGMENT NET SALES	$604	$396	$363
ADJUSTED OPERATING INCOME (LOSS) (1)	$52	($40)	$35
DEPRECIATION AND AMORTIZATION (2)	$47	$18	$14
ADJUSTED EBITDA (1) (2)	$99	($22)	$49
PRODUCT PORTFOLIO	 Hydrants; Iron Gate Valves; Butterfly, Ball and Plug Valves; Metering Systems	 Ductile Iron Pipe; Restrained Pipe Joint; Joint Restraints; Joint Fittings	 Cast Iron Fittings; Fittings & Couplings; Pipe Nipples; Hangers & Supports

Note: All statistics are for LTM ended December 31,2011

(1) Segment adj. operating income (loss) excludes corporate expenses of $30 mm. Mueller Co. excludes $1.4 mm of restructuring. U.S. Pipe excludes $3.9 mm of restructuring. Anvil excludes $0.7 mm of restructuring. Corporate excludes $0.9 mm of restructuring.

(2) Segment depreciation and amortization excludes corporate depreciation of $0.8 mm.

Complete Water Transmission Solutions


Fabricated Pipe
Fittings Restraint
Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Ductile Iron Pressure Pipe
Pipe Restraint
Office Building
Fire Hydrant
Gate Valve
Fittings, Couplings and Hangers
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Leak Detection
Fittings, Couplings and Hangers
Metering Systems
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Fabricated Pipe
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International
U.S. Pipe

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY AND BALL VALVES	 BRASS WATER PRODUCTS	 DUCTILE IRON PIPE
Mueller Water Products Position	#1 ●	#1 ●	#1 ●	#2 ●	#1 ●
ACIPCO	●	●			●
A.Y. McDonald				●	
DeZURIK			●		
Ford Meter Box				●	
Griffin Pipe					●
McWane	●	●	●		●

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Mueller Water Products

Strategy And Objectives



Capitalize on the large, attractive and growing water infrastructure markets worldwide
Maintain leadership positions with customers and end users
Continue to enhance operational and organizational excellence
Broaden breadth and depth of products and services
Expand internationally

Mueller Water Products

Strategic Initiatives

Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational and organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Automated DIP facility

Broaden breadth and depth of products and services

- Introduced first wireless mesh agreement for water industry
- Enhanced AMI system with remote disconnect meter and customer portal
- Acquired leak detection and pipe condition assessment business

Expand internationally

- Export orders
- Evaluating opportunities


Mueller Water Products
Our End Markets

Primary End Markets: 2006-2011


FY 2006
Net Sales: $1.9B
Repair and replacement of municipal water distribution and treatment systems 30%
Non-residential construction 30%
Residential Construction* 40%


FY 2011
Net Sales: $1.3B
Repair and replacement of municipal water distribution and treatment systems 70%
Non-residential construction 25%
Residential Construction* 5%

Since 2006, our exposure to the residential construction market has declined from roughly 40% to 5%.

Source: Management estimates
*Residential construction is driven primarily by new community development

Mueller Water Products

Historical Housing Starts


Historical Housing Starts (1959 - December 2011)
Seasonally Adjusted Annualized
(units in thousands)
3,000
2,500
2,000
1,500
1,000
500
0
1959-2011
Average = 1,480
Bottom of prior down cycle (798)
April 2009 - Lowest starts (477) since Census Bureau began keeping records in 1959
Jan-59
Jan-61
Jan-63
Jan-65
Jan-67
Jan-69
Jan-71
Jan-73
Jan-75
Jan-77
Jan-79
Jan-81
Jan-83
Jan-85
Jan-87
Jan-89
Jan-91
Jan-93
Jan-95
Jan-97
Jan-99
Jan-01
Jan-03
Jan-05
Jan-07
Jan-09
Jan-11

Source: U.S. Census Bureau

Mueller Water Products

Non-Residential Construction

Non-Residential Construction Actual / Forecast

Exhibit 18: Zelman & Associates Forecast for Census Non-Res Construction Put-in-Place



Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
30%
20%
10%
0%
-10%
-20%
-30%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-17%
-22%
-5%
4%
8%
7%
* Zelman Coverage Universe Stronger than Broader Market at (8%) in 2010, 3% in 2011E and 5% in 2012E
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E

Source: Census Bureau, Zelman & Associates analysis

Data as of January 23, 2012

AIA Architecture Billings Index

(Diffusion Index, national billings, seasonally adjusted)



70
60
50
40
30
Dec-01
Dec-03
Dec-05
Dec-07
Dec-09
Dec-11

Source: IHS Global Insight

Data as of January 18, 2012

The non-residential construction market appears to have stabilized


Mueller Water Products
Significant Market Opportunities

Mueller Water Products

The Market Opportunity Is Significant And Growing

Repair and Replacement Market

- Aging water pipes need to be repaired/replaced
- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D-[1]
- Overall U.S. infrastructure 16th in the world compared to 6th a few years ago[2]
- More than 36 states project water shortages between now and 2013[3]
- Up to 15% - 30% of potable water lost in leaky pipes[4]
- Emphasis on improving operational efficiencies

Future Drinking Water Infrastructure Expenditure Needs[5]


Source, $19.8B
Storage, $36.9B
Treatment, $75.1B
Other, $2.3B
Transmission and Distribution, $200.8B

Area in which Mueller Water Products operates

20-YR Need for Water Infrastructure = $335B

Source: (1) ASCE: 2009 Report Card for America's Infrastructure
(2) World Economic Forum
(3) EPA: WaterSense Statistics and Facts
(4) Global Water Intelligence Water Technology Markets 2010
(5) EPA 2007 Drinking Water Needs Survey and Assessment

Aging Water Infrastructure


Percentage of Inventory
2.0%
1.5%
1.0%
0.5%
0.0%
1870
1890
1910
1930
1950
1970
1990
Year Installed

Figure 2–10: Age Distribution of Current Inventory of Pipe for 20 Cities


Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Average life of 100 year and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.

The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

Mueller Water Products

Funding Water Infrastructure

Stronger EPA regulations should lead to increased investment

- At least 40 cities under consent decrees
  - Atlanta $4.0B
  - Washington, D.C. $2.6B
  - Baltimore City and county $1.7B
  - Kansas City $2.5B
  - Cincinnati $1.5B

Federal Budget

- 2012 federal budget
  - $990M for Drinking Water State Revolving Funding (SRF)
  - Decline of $1B from FY2009

State Referendums

- Texas 2011 – increase cap on bonds for water infrastructure
- California 2012 - $11.4B water bonds

"The brilliant invisibility of our water system has become its most significant vulnerability. That invisibility makes it difficult for people to understand the effort and money required to sustain a system that has been in place for decades, but has in fact been quietly corroding from decades of neglect."

The Big Thirst
Charles Fishman

Mueller Water Products

Funding Water Infrastructure Repair

Historical Water Rates Compared to Other Utilities [1]

Long-term trends in consumer prices (CPI) for utilities (1913-2010)


400
375
350
325
300
275
250
225
200
175
150
125
100
50
25
0
Water & sewer (1953)
Local phone (1978)
Postage (1935)
CPI (1913, 1983=100)
Electricity (1913)
Natural gas (1935)
CPI (1997=100)
Tel. services (1997=100)
Wireless (1997=100)
Landline interstate (1978)
1913
1917
1921
1925
1929
1933
1937
1941
1945
1949
1953
1957
1961
1965
1969
1973
1977
1981
1985
1989
1993
1997
2001
2005
2009

Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities (1913-2010).
The index is set to 100 for 1982-1984 except for telephone and wireless services, where the index is set to 100 for 1997.

Utility-Expected Sources of Capital for 2011 [2]


Operations 43%
Tap Fees 11%
State Revolving Loans 7%
Other 5%
Bonds 24%
Other Loans/ Debt 6%
Grants 4%

- 90% funded at local level[3]
- From 2007-2009, average annual residential water rates increased about 10% [4]
- 63% of American voters willing to pay more to upgrade water systems[5]

Sources:
(1) Bureau of Labor Statistics
(2) AWWA State of the Industry Report 2011
(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis
(4) Black & Veatch 2009/2010 50 Largest Cities Water/Wastewater Rate Survey for residential 7,500 gallons
(5) Americans on the U.S. Water Crisis, ITT

Mueller Water Products

Opportunities: Smart Metering and Pipe Condition Assessment

OPPORTUNITY	SOLUTION	CUSTOMERS	COMPETITORS

Smart Metering
• Advanced Metering Infrastructure 20% of market -$200 million today*
• Forecasted to grow an average of 20% per year through 2015*
• Transition from one-way to two-way AMI Systems
	Mueller SYSTEMS
	• Two-way mesh network
	• Enhanced AMI System
	  • Mi.Hydrant
	  • Mi.Data
	  • 420 Remote Disconnect Meter
		Charlotte County, FL
		Lebanon, OH
		Winston-Salem, NC
		Chillicothe, OH
		Tullahoma, TN
		Port Angeles, WA
			Itron
			Neptune Technology Group
			Sensus
			Badger Meter

Pipe Condition Assessment and Leak Detection • Constrained municipal budgets • Greater attention on condition assessment • Help prioritize capital spending	echologics A DIVISION OF MUELLER COMPANY • Pioneered acoustic, non-invasive leak detection and pipe condition assessment • Proven technology	New Orleans, LA Las Vegas, NV Newark, NJ United Water	pure Technologies

* Proprietary publishing for AWWA; Canada/Mex. Scott Report for AMI/AMR Dec.2010; Management estimates


Mueller Water Products
Actions & Business Results

Mueller Water Products

Management Actions/Initiatives

Objectives	Actions
Reduce costs and improve operating leverage	• Closed six plants since FY2006 • Sold two non-core assets of Anvil in FY2010 • Reduced headcount by about 24% from September 30, 2008 to December 31, 2011 from approximately 6,300 to approximately 4,800 • Took actions to lower labor costs • Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement) • Invested in new automated ductile iron pipe operation to lower costs • Consolidated distribution centers and smaller manufacturing facilities at Anvil
Manage working capital and capital expenditures to generate free cash flow	• Capital spending decreased from FY2007/FY2008 levels • FY2010 capital spending of $32.8 million; FY2011 capital spending of $31.5 million • Cash flow generated from inventory of $109.8 million in FY2009, $54.3 million in FY2010 and $29.3 million in FY2011 • Reduced debt by $417 million from September 30, 2008 through December 31, 2011 • Inventory turns improved half a turn at the end of December 2011 from December 2010
Leverage Mueller brand to pursue strategic growth opportunities	• Acquired and invested in AMI technology • Established first AMI wireless mesh agreement for water industry • Entered into advanced metering agreement with Landis+Gyr for electric meters • Acquired leak detection and pipe condition assessment business

History of Strong Financial Performance (see appendices for GAAP reconciliation)


($ in millions)
NET SALES
ADJUSTED EBITDA & ADJ. EBITDA MARGIN
Mueller Co. (a)
$509 $536 $618 $664 $804 $756 $718 $547 $613 $606
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
$131 $139 $167 $190 $248 $207 $179 $101 $131 $103
25.7% 25.9% 27.1% 28.6% 30.8% 27.3% 24.9% 18.5% 21.3% 17.0%
US PIPE (b)
$492 $465 $578 $598 $595 $537 $546 $411 $378 $375
$44 $16 $26 $42 $56 $57 $24 ($20) ($34) ($24)
8.8% 3.3% 4.4% 7.0% 9.3% 10.7% 4.3% (4.9%) (9.1%) (6.3%)
ANVIL INTERNATIONAL Building Connections That Last (c)
$393 $387 $431 $485 $535 $556 $595 $470 $347 $359
$48 $38 $47 $62 $73 $81 $94 $61 $38 $48
12.3% 9.7% 10.8% 12.8% 13.6% 14.6% 15.8% 13.0% 11.0% 13.2%

a) Fiscal year end as of September 30. Reflects inventory step-up costs of $53.1 million in 2006; restructuring charges of $2.0 million in 2009; goodwill impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010; restructuring charges of $1.4 million in 2011

b) Financial results for 2002, 2003 and 2004 are calendar year while subsequent years are fiscal years ending September 30th. Excludes $6.5 million of litigation settlement expenses in 2003; environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively. U.S. Pipe Chattanooga closing costs of $49.9 million in 2006; restructuring charges of $18.3 million in 2008 and goodwill impairment charges of $59.5 million and restructuring charges of $41.6 million in 2009; restructuring charges of $12.5 million in 2010; restructuring charges of $3.9 million in 2011

c) Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010; restructuring charges of $1.2 million in 2011

Mueller Water Products

Consolidated Non-GAAP Results

$ in millions (except per share amounts)	First Quarter Fiscal 2012	First Quarter Fiscal 2011
Net sales	$311.5	$287.6
Adj. loss from operations	($1.6)	($2.4)
Adj. operating margin	(0.5%)	(0.8%)
Adj. net loss per share	($0.07)	($0.06)
Adj. EBITDA	$17.8	$17.7
Adj. EBITDA margin	5.7%	6.2%

- Mueller Co. domestic valve and hydrant volume grew slightly on a year-over-year basis.
- More than offset by reduced demand in Canada and drop off in shipment of valves to water treatment market.
- Net sales growth from Mueller Systems and Echologics. Investments in these businesses are negatively impacting Mueller Co. adjusted operating income, but we are bullish about their long-term potential.
- U.S. Pipe net sales and volume both increased year-over-year contributing to improved operating performance.
- Anvil delivered 20% adjusted operating income growth through higher sales prices and productivity improvements.

1Q12 results exclude restructuring costs of $1.3 million, $0.8 million net of tax; and interest rate swap costs of $1.4 million, $0.8 million net of tax.

1Q11 results exclude restructuring costs of $1.9 million, $1.2 million net of tax; and interest rate swap costs of $1.9 million, $1.2 million net of tax.

Mueller Water Products

Debt Structure

- **FY 2010 recapitalization provided a long-term capital structure**
  - Extended maturities with no significant required principal payments before 2015
  - Locked in long-term capital at attractive rates
  - Preserved deleveraging capability
- **Greater operational flexibility**
  - Eliminated financial maintenance covenants with excess availability at the greater of $34 million or 12.5% of facility amount
    - $148.8 million of excess availability at December 31, 2011
  - Reduced limitations on business operations including acquisitions, investments, restricted payments and divestitures



Debt Maturity
($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0 $0 $0 $0 $0 $34 $241 $0 $420 $0 $0 $225
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020

Debt structure:

- $275 million ABL Revolver Credit Facility expires 2015
- $420 million 7.375% Senior Subordinated Notes due 2017
- $225 million 8.75 % Senior Unsecured Notes due 2020

Mueller Water Products

Key Financial Metrics

Free Cash Flow
($ in millions)



$63 million free cash flow average over last six years
$140
$120
$100
$80
$60
$40
$20
$0
$37
$115
$94
$91
$30
$9
FY2006
FY2007*
FY2008
FY2009**
FY2010***
FY2011

Total Debt
($ in millions)



Debt has declined $871 million since 2006
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
Mar-2006
FY2006
FY2007*
FY2008
FY2009
FY2010
FY2011

Capital Expenditures
($ in millions)



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$71
$88
$88
$40
$33
$32
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011

* FY2007 results exclude $48.1 million of debt restructuring activities
** FY2009 results include $6.3 million of cash used to settle certain interest rate swap contracts.
*** FY2010 results include $18.3 million of cash used to settle certain interest rate swap contracts.

Mueller Water Products

Why Invest in MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong competitive position

- Leading brand positions with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations

Operating leverage when volumes improve

- Recovery of residential market
- Increased municipal spending
- Operating excellence initiatives

Leveraging strengths in the evolving market

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop intelligent water technology solutions
- Strategic acquisitions/partnerships


Mueller Water Products
Supplemental Data

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Three months ended December 31, 2011				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 128.1	$ 96.1	$ 87.3	$ -	$ 311.5
Gross profit (loss)	$ 28.5	$ (1.0)	$ 24.3	$ -	$ 51.8
Selling, general and administrative expenses	23.4	6.9	16.5	6.6	53.4
Restructuring	0.4	0.9	0.1	(0.1)	1.3
Income (loss) from operations	$ 4.7	$ (8.8)	$ 7.7	$ (6.5)	(2.9)
Interest expense, net					15.7
Income tax benefit					(6.7)
Net loss					$ (11.9)
Net loss per diluted share					$ (0.08)
Capital expenditures	$ 3.4	$ 2.9	$ 1.9	$ -	$ 8.2
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 4.7	$ (8.8)	$ 7.7	$ (6.5)	$ (2.9)
Restructuring	0.4	0.9	0.1	(0.1)	1.3
Adjusted income (loss) from operations	5.1	(7.9)	7.8	(6.6)	(1.6)
Depreciation and amortization	11.2	4.4	3.6	0.2	19.4
Adjusted EBITDA	$ 16.3	$ (3.5)	$ 11.4	$ (6.4)	$ 17.8
Adjusted operating margin	4.0%	-8.2%	8.9%	-	-0.5%
Adjusted EBITDA margin	12.7%	-3.6%	13.1%	-	5.7%
Adjusted net loss:					
Net loss					$ (11.9)
Interest rate swap settlement costs, net of tax					0.8
Restructuring, net of tax					0.8
Adjusted net loss					$ (10.3)
Adjusted net loss per diluted share					$ (0.07)
Free cash flow:					
Net cash provided by operating activities					$ (11.9)
Capital expenditures					(8.2)
Free cash flow					$ (20.1)
Net debt (end of period):					
Current portion of long-term debt					$ 0.9
Long-term debt					677.6
Total debt					678.5
Less cash and cash equivalents					(39.6)
Net debt					$ 638.9

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Three months ended December 31, 2010				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 129.8	$ 74.4	$ 83.4	$ -	$ 287.6
Gross profit (loss)	$ 29.2	$ (2.4)	$ 22.4	$ 0.4	$ 49.6
Selling, general and administrative expenses	20.4	7.0	15.9	8.7	52.0
Restructuring	0.4	0.9	0.6	-	1.9
Income (loss) from operations	$ 8.4	$ (10.3)	$ 5.9	$ (8.3)	(4.3)
Interest expense, net					15.9
Income tax benefit					(8.1)
Net loss					$ (12.1)
Net loss per diluted share					$ (0.08)
Capital expenditures	$ 3.2	$ 1.4	$ 1.4	$ 0.4	$ 6.4
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 8.4	$ (10.3)	$ 5.9	$ (8.3)	$ (4.3)
Restructuring	0.4	0.9	0.6	-	1.9
Adjusted income (loss) from operations	8.8	(9.4)	6.5	(8.3)	(2.4)
Depreciation and amortization	11.7	4.5	3.7	0.2	20.1
Adjusted EBITDA	$ 20.5	$ (4.9)	$ 10.2	$ (8.1)	$ 17.7
Adjusted operating margin	6.8%	-12.6%	7.8%	-	-0.8%
Adjusted EBITDA margin	15.8%	-6.6%	12.2%	-	6.2%
Adjusted net loss:					
Net loss					$ (12.1)
Interest rate swap settlement costs, net of tax					1.2
Restructuring, net of tax					1.2
Adjusted net loss					$ (9.7)
Adjusted net loss per diluted share					$ (0.06)
Free cash flow:					
Net cash provided by operating activities					$ 5.2
Capital expenditures					(6.4)
Free cash flow					$ (1.2)
Net debt (end of period):					
Current portion of long-term debt					$ 0.8
Long-term debt					691.7
Total debt					692.5
Less cash and cash equivalents					(71.9)
Net debt					$ 620.6

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Year ended September 30, 2011				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 605.5	$ 374.6	$ 359.1	$ -	$ 1,339.2
Gross profit (loss)	$ 147.0	$ (14.0)	$ 101.1	$ -	$ 234.1
Selling, general and administrative expenses	91.8	28.1	68.1	31.9	219.9
Restructuring	1.4	3.9	1.2	1.0	7.5
Income (loss) from operations	$ 53.8	$ (46.0)	$ 31.8	$ (32.9)	6.7
Interest expense, net					65.6
Income tax benefit					(20.8)
Net loss					$ (38.1)
Net loss per diluted share					$ (0.25)
Capital expenditures	$ 14.9	$ 8.4	$ 7.5	$ 0.7	$ 31.5
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 53.8	$ (46.0)	$ 31.8	$ (32.9)	$ 6.7
Restructuring	1.4	3.9	1.2	1.0	7.5
Adjusted income (loss) from operations	55.2	(42.1)	33.0	(31.9)	14.2
Depreciation and amortization	47.8	18.5	14.5	0.8	81.6
Adjusted EBITDA	$ 103.0	$ (23.6)	$ 47.5	$ (31.1)	$ 95.8
Adjusted operating margin	9.1%	-11.2%	9.2%	-	1.1%
Adjusted EBITDA margin	17.0%	-6.3%	13.2%	-	7.2%
Adjusted net loss:					
Net loss					$ (38.1)
Interest rate swap settlement costs, net of tax					4.9
Restructuring, net of tax					4.6
Adjusted net loss					$ (28.6)
Adjusted net loss per diluted share					$ (0.18)
Free cash flow:					
Net cash provided by operating activities					$ 40.1
Capital expenditures					(31.5)
Free cash flow					$ 8.6
Net debt (end of period):					
Current portion of long-term debt					$ 0.9
Long-term debt					677.4
Total debt					678.3
Less cash and cash equivalents					(61.2)
Net debt					$ 617.1

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

	Year ended September 30, 2010				
	Mueller Co.	U.S. Pipe	Anvil	Corporate	Total
GAAP results:					
Net sales	$ 612.8	$ 377.8	$ 346.9	$ -	$ 1,337.5
Gross profit (loss)	$ 170.3	$ (22.7)	$ 88.8	$ -	$ 236.4
Selling, general and administrative expenses	89.2	30.5	66.2	33.4	219.3
Restructuring	0.1	12.5	0.5	-	13.1
Income (loss) from operations	$ 81.0	$ (65.7)	$ 22.1	$ (33.4)	4.0
Interest expense, net					68.0
Loss on early extinguishment of debt					4.6
Income tax benefit					(23.4)
Net loss					$ (45.2)
Net loss per diluted share					$ (0.29)
Capital expenditures	$ 15.6	$ 11.0	$ 6.0	$ 0.2	$ 32.8
Non-GAAP results:					
Adjusted income (loss) from operations and EBITDA:					
Income (loss) from operations	$ 81.0	$ (65.7)	$ 22.1	$ (33.4)	$ 4.0
Restructuring	0.1	12.5	0.5	-	13.1
Adjusted income (loss) from operations	81.1	(53.2)	22.6	(33.4)	17.1
Depreciation and amortization	49.7	18.9	15.4	0.6	84.6
Adjusted EBITDA	$ 130.8	$ (34.3)	$ 38.0	$ (32.8)	$ 101.7
Adjusted operating margin	13.2%	-14.1%	6.5%	-	1.3%
Adjusted EBITDA margin	21.3%	-9.1%	11.0%	-	7.6%
Adjusted net loss					
Net loss					$ (45.2)
Restructuring, net of tax					7.9
Interest rate swap settlement costs, net of tax					4.8
Loss on early extinguishment of debt, net of tax					2.8
Tax on repatriation on Canadian earnings					2.2
Adjusted net loss					$ (27.5)
Adjusted net loss per diluted share					$ (0.18)
Free cash flow:					
Net cash provided by operating activities					$ 63.0
Capital expenditures					(32.8)
Free cash flow					$ 30.2
Net debt (end of period):					
Current portion of long-term debt					$ 0.7
Long-term debt					691.5
Total debt					692.2
Less cash and cash equivalents					(83.7)
Net debt					$ 608.5


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